EXHIBIT 10.1

                           MEMORANDUM OF UNDERSTANDING


               This MEMORANDUM OF UNDERSTANDING (this "Memorandum") dated as of April 17, 2001, sets forth the mutual and binding understanding of Robert Rupe (the "Executive") regarding the material terms of employment of Executive by Nebraska Book Company, Inc. (the "Company"). For good and fair value and consideration, the parties agree as follows:

o       POSITION:

        Executive shall be employed as SVP of Retail Division of the Company.

o       TERM:

        The term of Executive's employment hereunder (the "Term") shall be from the date hereof to March 31, 2002, unless extended or earlier terminated in accordance with this Memorandum or otherwise by agreement of the parties. The Term shall be automatically extended for additional periods of one year each unless either party gives at least 120 day prior written notice to the other of the intention to terminate the Executive's employment hereunder at the end of the then current Term.

o       BASE SALARY:

        Executive will be paid a base salary at the rate of $140,000 per annum. Increases in base salary for Executive shall be determined by the Board of Directors of the Company (the "Board") after due consideration of the recommendation of the Chief Executive Officer of the Company (the "CEO"). Increases in base salary thereafter shall be determined annually in the same manner.

o       MOVING ALLOWANCE:

    o Company will pay for normal moving expenses via company-designated carrier.
    o Company will pay for one house-hunting trip (other than recruiting trip) consisting of airfare, hotel, rental car and meals.
    o   Company  will pay $2,000 for  incidental  expenses.
    o   All other costs to be bore by Executive.

o       SIGNING BONUS:

        Executive shall receive a Signing Bonus of $25,000.

o       INCENTIVE BONUSES:

        For FYE 3-31-02:

    o $25,000 if Retail Stores meet EBITDA budget and Executive achieves operational goals as outlined by COO.

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    o   $25,000 if Company meets EBITDA budget
    o   If Company does not hit at least 93% of EBITDA budget, no bonus earned.
    o   At 93% of EBITDA budget,  1/3 of bonus is paid, with prorated to 100%.

o       STOCK OWNERSHIP:

        Executive shall purchase 2,621 shares of the Common Stock (the "Purchased Shares") of NBC Acquisition Corp. ("NBC Acquisition") for $137,516.58. The Executive shall pay for the Purchased Shares by delivery of $13,751.66 to NBC Acquisition and a Note in the principal amount of $123,764.93 in the form attached hereto as Appendix A.

o       STOCK OPTIONS:

        Executive shall be granted options (the "Original Options") to purchase 5,241 shares of the Common Stock of NBC Acquisition. The Original Options shall have an exercise price of $52.46722 per share. The Original Options shall be exercisable as to 25% of the shares covered thereby on March 31, 2002, and shall be exercisable as to an additional 25% of the shares covered thereby on each March 31st, 2003, 2004 and 2005, subject to Executive's continued employment with the Company on such anniversary dates. Customary terms and conditions shall apply to the Original Options.


o       TAG-ALONG AND DRAG-ALONG RIGHTS:

        In the event of a sale of the majority of the common stock of NBC Acquisition, all shares of Common Stock of NBC Acquisition owned by Executive (including shares hereafter acquired) shall be subject to tag-along and drag-along rights, entitling and obligating Executive to sell his shares ratably with, and on the same terms and conditions as, other selling shareholders.

o       NON-TRANSFERABILITY OF STOCK:

        Other than the sale described above, Executive shall not sell, transfer, pledge or convey any Common Stock or options of NBC Acquisition other than (i) for estate planning purposes, to a family trust or family partnership for the benefit of immediate members of the Executive's family, (ii) upon Executive's death, to his estate, (iii) upon Executive's disability or (iv) after an initial public offering of Common Stock of NBC Acquisition, subject in each case (except iv) to the tag-along and drag-along provisions of the immediately preceding paragraph.

o       TERMINATION OF EMPLOYMENT PRIOR TO THE EXPIRATION OF TERM:

        -Termination by the Company without "cause": Executive entitled to (i) continued payment of base salary for 12 months, (ii) payment of Incentive Bonus when otherwise due in respect of year of termination, prorated through date of termination, and (iii) continuation for 12 months of any health, life insurance and disability insurance benefits provided to the Executive immediately before such termination.

        -Death/Disability: Executive entitled to (i) payment of base salary through the date of termination plus an additional six (6) months, and
        (ii) payment of Incentive Bonus when otherwise due in respect of year of termination, prorated through date of termination.


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        -Executive voluntary  resignation or termination by Company for "cause":
        Executive   entitled  to  payment  of  base  salary   through   date  of
        termination.

        -Cause Defined: "Cause" shall mean the Executive willfully neglects his duties hereunder, is convicted of any felony or misdemeanor involving moral turpitude, is guilty of gross misconduct in connection with the performance of his duties hereunder, or materially breaches affirmative or negative covenants or undertakings hereunder (including under Appendix A).

o       NON-COMPETITION AND CONFIDENTIALITY AGREEMENTS:

        Executive agrees to be bound by the terms of the Non-Competition and Confidentiality Agreement attached as Appendix B, which is hereby incorporated by reference.

o       FRINGE BENEFITS AND EMPLOYEE BENEFITS:

        Customary fringe benefit plans and entitlements as currently provided by the Company to its senior executives.

o       COUNTERPARTS AND ADDITIONAL DOCUMENTATION:

        This Memorandum may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

                                                   NEBRASKA BOOK COMPANY, INC.


                                                   By  /s/  Mark W. Oppegard
                                                   --------------------------
                                                   Its:  President



                                                   EXECUTIVE


                                                   /s/  Robert A. Rupe
                                                   --------------------------



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                                   APPENDIX A

                             SECURED PROMISSORY NOTE


$123,764.93                                                       April 17, 2001


        FOR VALUE RECEIVED, the undersigned, Robert Rupe, (the "Borrower"), hereby promises to pay to NBC Acquisition Corp., a Delaware corporation (the "Payee"), the principal sum of One Hundred Twenty-Three Thousand Seven Hundred Sixty Four Dollars and Ninety Three Cents ($123,764.93), together with interest on the unpaid balance of such principal amount from the date hereof at a rate of interest equal to 5.25% per annum payable on or before January 1, 2009. Payment of interest shall commence on April 17, 2001 and shall be payable thereafter annually each year.

        Payments of principal and interest on this Note shall be paid to the Payee at its principal office in Lincoln, Nebraska (or where otherwise specified by the Payee), by certified or official bank check or personal check (subject to collection) payable to the Payee . If the date set for any payment of principal or interest on this Note is a Saturday, Sunday or legal holiday, such payment shall be due on the next succeeding business day.

        As of the date hereof, the Borrower has purchased from Payee 2,621 shares of its common stock, $0.01 par value per share, $123,764.93 of which was paid in the form of this Note. This Note shall be secured by a pledge of the Collateral (as defined in the Pledge and Security Agreement (as defined below)) by the Borrower to Payee as provided in that certain Pledge and Security Agreement (the "Security Agreement"), dated as of the date hereof, between the Payee and the Borrower.

        In the event that the Borrower fails to make complete payment of accrued principal or interest when due under this Note, the Payee may accelerate this Note and may, by written notice to the Borrower, declare the entire unpaid principal amount and all such accrued and unpaid interest therein to be immediately due and payable and, thereupon, the unpaid principal amount and all such accrued and unpaid interest shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower; provided, however, the Payee shall only have recourse against the Borrower for payment of One Hundred Thousand Dollars ($100,000) of the principal owing under this Note.

        In case this Note shall become mutilated, defaced or apparently destroyed, lost or stolen, upon the written request of the Payee, the Borrower shall issue and execute a new Note in exchange and substitution for the mutilated or defaced Note or in lieu of and substitution for the Note so apparently destroyed, lost or stolen. Thereafter, no amount shall be due and payable or owing under the mutilated, defaced or apparently destroyed, lost or stolen Note.

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        This Note may be  prepaid  in whole or in part  (principal  amount to be prepaid, plus accrued interest thereon through date of prepayment) at any time without penalty.

        This Note may be assigned by the Payee to any of his affiliates, members of his immediate family or trusts, partnerships or limited liability companies established for their benefit.

        The provisions of this Note shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of law rules thereof.

        IN WITNESS WHEREOF, this Note has been duly executed and delivered by Borrower on the date first above written.



                                            BORROWER



                                            /s/ Robert Rupe
                                            --------------------------
                                            Robert Rupe



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                                   APPENDIX B


                  Non-Competition and Confidentiality Agreement


Capitalized terms used herein without definition shall have the respective meanings specified in the Memorandum of Understanding dated as of April 17, 2001 between Nebraska Book Company, Inc., and Robert Rupe (the "Memorandum of Understanding").

        I. Executive acknowledges that (i) the principal business of the Company is the wholesale distribution of used college textbooks and the ownership (or management) of college bookstores (the "Company Business"); (ii) he is one of the limited number of persons who will develop such business; (iii) the business of the Company is national and international in scope; and (iv) his work for the Company will bring him into close contact with confidential information not readily available to the public. Executive covenants and agrees that:

               A. Non-Competition. During the term of Executive's employment by the Company or any of its affiliates and for a period of three years following the termination (whether for cause or otherwise) of Executive's employment with the Company and all of its affiliates (the "Restricted Period"), Executive shall not in the United States of America or in any foreign country, directly or indirectly, (i) engage in the Company Business for his own account; (ii) enter the employ of, or render any services to, any person engaged in such activities; or (iii) become interested in any person engaged in the Company Business, directly or indirectly, as an individual, partner, shareholder, officer, director, principal, agent, employee, trustee, consultant or in any other relationship or capacity; provided, however, that Executive may work for or own a college bookstore, if the annual sales of the company that owns such bookstore do not exceed $10,000,000, and Executive may own, directly or indirectly, solely as an investment, securities of any person which are traded on any national securities exchange if Executive (a) is not a controlling person of, or a member of a group which controls, such person and (b) does not, directly or indirectly, own 1% or more of any class of securities of such person.

               B. Confidential Information. During the term of Executive's employment by the Company or any of its affiliates and during the Restricted Period, Executive shall keep secret and retain in strictest confidence, and shall not use for the benefit of himself or others except in connection with the business and affairs of the Company, all confidential matters of the Company and its affiliates, including, without limitation, trade "know-how," secrets, consultant contracts, customer lists, subscription lists, details of consultant contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisition plans, new personnel acquisition plans, methods of manufacture, technical processes, designs and design projects, inventions and research projects and other business affairs of the Company and its affiliates learned by Executive heretofore or hereafter, and shall not disclose them to anyone outside of the Company and its affiliates, either during or after employment by the Company or any of its affiliates, except (i) as required in the course of performing duties hereunder,
(ii) with the Company's express written consent, (iii) if such information is or becomes generally known by the public other than as a result of a breach hereof or of a similar Non-Competition and Confidentiality Agreement, or (iv) as required by law or judicial or administrative process.

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               C. Property of the Company. All memoranda,  notes, lists, records and other documents (and all copies thereof) made or compiled by Executive or made available to Executive concerning the business of the Company or any of its affiliates shall be the Company's property and shall be delivered to the Company promptly upon the termination of Executive's employment with the Company or any of its affiliates or at any other time on request.

               D. Employees of the Company. During the Restricted Period, Executive shall not, directly or indirectly, hire, solicit or encourage to leave the employment of the Company or any of its affiliates, any employee of the Company or its affiliates or hire any such employee who has left the employment of the Company or any of its affiliates within one year of the termination of such employee's employment with the Company and all of its affiliates.

               E. Consultants of the Company. During the Restricted Period, Executive shall not, directly or indirectly, hire, solicit or encourage to cease to work with the Company or any of its affiliates any consultant who provides consulting services material to the operation of the Company Business, then under contract with the Company or any of its affiliates.


       II. Rights and Remedies Upon Breach. If Executive breaches, or threatens to commit a breach of, any of the provisions of Paragraph I (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity:

               A. Specific Performance. The right and remedy to have the Restrictive Covenants specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company.

               B. Accounting. The right and remedy to require Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by Executive as the result of any transactions constituting a breach of any of the Restrictive Covenants, and Executive shall account for and pay over such Benefits to the Company.

               C.     Discontinuance  of  Payment.   The  right  and  remedy  to
discontinue   the  payment  of  any  amounts  owing  under  the   Memorandum  of
Understanding.


      III. Severability of Covenants. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.


       IV. Blue-Pencilling. If any court construes any of the Restrictive Covenants, or any part thereof, to be unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced.

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